Exhibit 99.1

First Capital, Inc. Symbol: FCAP September 2018 Raymond James Investor Meetings 1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation and any oral statements in connection herewith may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by use of the words “estimates,” “expects,” “believes,” “anticipates,” “projects,” “intends,” “could,” “should” and similar expressions. These statements are based on the current beliefs, expectations, and goals of First Capital, Inc.’s management and are not guarantees of future performance. Forward-looking statements speak only as of the date they are made, are inherently subject to significant risks, uncertainties, and changes in circumstances, including, without limitation, those described under the headings “Business – Forward Looking Statements and Associated Risk” and “Risk Factors” in First Capital, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission (“SEC”), as updated and supplemented by its other SEC reports filed from time to time, and should not be relied upon as representing management’s views as of any subsequent date. First Capital, Inc. undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. 2

Presented by: Bill Harrod President and CEO 40 years in Banking 26 years with FCAP Current position since 2000 Chris Frederick Senior Executive VP and CFO 28 years in Banking CFO since 1997 Senior Executive VP since 2018 3

History of the Company Founded in 1891 as First Federal Savings and Loan Association of Corydon and renamed First Federal Bank in 1993. First Capital, Inc. was established as a bank holding company for First Federal Bank in 1998 and conducted a public stock offering the same year. Merger of equals between First Federal Bank and Harrison County Bank in 2000 and renamed First Harrison Bank upon consummation. Purchased Hometown National Bank in New Albany, Indiana in 2003. $83 million in assets. Purchased The Peoples Bank of Bullitt County in Bullitt County, Kentucky in 2015. $230 million in assets. Converted FCAP to a financial holding company and FHB to an Indiana state-chartered commercial bank in 2018. Currently have 18 offices in four counties in Indiana and one county in Kentucky. 4

Who we are: A Community Bank focused on high tech, high touch services located in Southern Indiana and Bullitt County, Kentucky Traditional Core Banking, Wealth Management, & First Harrison Mortgage Total Assets of $788 million 18 Branches 5

Diversified Economic Base Major Employers in Southern Indiana Amazon Floyd Memorial Baptist Health Clark Memorial Hospital Greater Clark Schools U.S. Census Bureau River Ridge Commerce Center is a world-class business and manufacturing park with 6,000 prime acres under development in the Midwest’s top-ranked business environment. Major Employers in Bullitt County, Kentucky Jim Beam Amazon Geek Squad City Gordon Food Services Bullitt County – 5th fastest growing county in the state. www.valuepenguin.com 6

NET INCOME & EARNINGS PER SHARE 7 YTD Net Income 6/30/2018: $4,233 YTD Net Income 6/30/2017: $3,743 YTD Earnings Per Share 6/30/2018: $1.27 YTD Earnings Per Share 6/30/2017: $1.12 $5,074 $5,594 $5,198 $6,864 $7,439 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 Net Income (In Thousands) $1.82 $2.03 $1.87 $2.05 $2.23 $- $0.50 $1.00 $1.50 $2.00 $2.50 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 Earnings Per Share

TOTAL ASSETS & RETURN ON ASSETS 8 $444,384 $472,761 $715,827 $743,658 $758,956 $788,077 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 Total Assets (In Thousands) 1.11% 1.22% 1.06% 0.94% 0.99% 1.10% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Annualized Return on Assets

NET LOANS 9 $288,506 $300,603 $359,166 $381,154 $409,618 $419,360 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 6/30/2018 Net Loans (In Thousands)

LOAN COMPOSITION 10 Residential real estate - $135,006 (32%) Land - $21,201 (5%) Construction - $21,645 (5%) Commercial Real Estate - $103,420 (25%) Commercial Business - $33,327 (8%) Home Equity and 2nd Mortgage - $51,681 (12%) Other Consumer - $53,080 (13%) Loan Portfolio Composition Total of $419,360 (in thousands) as of 6/30/2018

NONPERFORMING ASSETS TO TOTAL ASSETS NET CHARGE-OFFS TO AVERAGE LOANS 11 *Nonperforming assets include nonaccrual loans, accruing loans that are 90 days or more past due, and foreclosed real estate. 1.34% 0.70% 1.32% 1.04% 0.90% 0.74% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Ratio of Nonperforming Assets to Total Assets 0.19% 0.09% 0.48% 0.18% 0.17% 0.13% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Ratio of Net Charge - Offs to Average Loans

TOTAL DEPOSITS COST OF FUNDS 12 $373,830 $412,636 $637,177 $664,650 $664,562 $701,836 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 Total Deposits (In Thousands) 0.48% 0.34% 0.29% 0.33% 0.26% 0.27% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 6/30/18* Cost of Funds

NON-MATURITY & NON-INTEREST BEARING DEPOSIT ACCOUNTS 13 15% 18% 20% 18% 20% 20% 0% 5% 10% 15% 20% 25% Non - Interest Bearing Deposit Accounts (as a % of Total Deposits) 77% 82% 85% 87% 89% 90% 70% 75% 80% 85% 90% 95% Non - Maturity Deposit Accounts (as a % of Total Deposits)

DEPOSIT COMPOSITION 14 Non - Interest Bearing Demand - $142,700 (20%) Time Deposits - $70,872 (10%) Interest Bearing Demand, Savings & Money Market - $488,264 (70%) Deposit Composition Total of $701,836 (in thousands) as of 6/30/2018

TOTAL EQUITY AND RETURN ON EQUITY 15 $53,227 $57,121 $74,396 $75,730 $80,938 $80,311 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Total Shareholders’ Equity Net of Non - Controlling Interest in Subsidiary (In Thousands) 9.56% 10.09% 8.65% 8.90% 9.37% 10.62% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% Annualized Return on Equity

NET INTEREST INCOME & NON-INTEREST INCOME 16 YTD Net Interest Income 6/30/2018: $13,090 YTD Non-Interest Income 6/30/2018: $3,262 $16,758 $17,255 $17,709 $23,331 $25,030 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 Net Interest Income (In Thousands) $4,640 $4,936 $5,124 $6,169 $6,698 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 Non - Interest Income (In Thousands)